Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports, dated February 5, 1999, included in Schultz Sav-O Stores, Inc. Form 10-K for the year ended January 2, 1999, and to all references to our firm included in this registration statement.


                                      /s/ Arthur Andersen LLP
                                      ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
May 13, 1999